                                                                     Exhibit 2.4










                                SECOND AMENDMENT

                                       TO

                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                            ALLIANT TECHSYSTEMS INC.

                                       AND

                     ATK COMMERCIAL AMMUNITION COMPANY INC.

                                       AND

                             MEADE INSTRUMENTS CORP.

                                       AND

                               MTSC HOLDINGS, INC.





                                      DATED

                                OCTOBER 24, 2002

                               SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


         This SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (this "SECOND AMENDMENT"), dated as of October 14, 2002, is made and entered into by and between Alliant Techsystems Inc., a Delaware corporation ("SELLER PARENT"), and ATK Commercial Ammunition Company Inc., a Delaware corporation and an indirect wholly owned subsidiary of Seller Parent ("SELLER"), on the one hand, and Meade Instruments Corp., a Delaware corporation ("BUYER PARENT"), and MTSC Holdings, Inc., a California corporation and a wholly owned subsidiary of Buyer Parent ("BUYER"), on the other.

         WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement, dated as of September 14, 2002 (the "Agreement");

         WHEREAS, the parties hereto have entered into that certain First Amendment to Stock Purchase Agreement, dated as of October 4, 2002 (the "First Amendment");

         WHEREAS, any capitalized terms used herein and references to sections and schedules not otherwise defined shall have the meaning ascribed to them in the Agreement;

         WHEREAS, the parties to the Agreement have agreed to enter into this Second Amendment to the Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Amendment, the parties agree as follows:


1.1 The parties hereto agree that Section 2.2 of the Agreement is amended and restated to read as follows, "As consideration for the Buyer's purchase of the Business Shares, on the Closing Date, Buyer shall pay to Seller the sum of $16,000,000.00 (the "PURCHASE PRICE"), by wire transfer in immediately available funds to an account designated by Seller. The Purchase Price shall be adjusted in accordance with Section
         2.3 of this Agreement."

1.2 The other terms and conditions of the Agreement remain unamended and in full force and effect as set forth in the Agreement, as revised by the First Amendment and this Second Amendment.

                                       1
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.


                               ATK COMMERCIAL AMMUNITION
                               COMPANY INC.

                               By:               /S/ Perri A. Hite
                                     ------------------------------------------
                               Name:             Perri A. Hite
                                     ------------------------------------------
                               Title:   Vice President and Secretary
                                     ------------------------------------------


                               ALLIANT TECHSYSTEMS INC.

                               By:               /S/ Michael B. Dolby
                                     ------------------------------------------
                               Name:             Michael B. Dolby
                                     ------------------------------------------
                               Title:   Vice President Corporate
                                     ------------------------------------------
                                        Strategic Development
                                     ------------------------------------------



                               MTSC HOLDINGS, INC.

                               By:               /S/ John C. Diebel
                                     ------------------------------------------
                               Name:             John C. Diebel
                                     ------------------------------------------
                               Title:   Chairman and Chief Executive Officer
                                     ------------------------------------------


                               MEADE INSTRUMENTS CORP.

                               By:               /S/ John C. Diebel
                                     ------------------------------------------
                               Name:             John C. Diebel
                                     ------------------------------------------
                               Title:   Chairman and Chief Executive Officer
                                     ------------------------------------------



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